                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 16
Report of Independent Accountants................ 24

GOVT ANR 11/98

                             LETTER TO SHAREHOLDERS

October 22, 1998

Dear Shareholder,

     These continue to be dramatic
and highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has been
relatively unscathed by the turmoil.                      [PHOTO]
However, volatility increased in the
U.S. equity market as the Asian crisis
spread to Russia and Latin America in
the last few months of the reporting
period. Fixed-income investors were not
entirely unaffected, as volatility
forced yield spreads to widen between     DENNIS J. MCDONNELL AND DON G. POWELL
Treasuries and high-yield securities,
corporate bonds, and mortgage-backed securities.
     We expect that volatility will
remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals and to view daily fluctuations as relatively minor in the larger picture. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
     Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
     Psychological factors also played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans seem to have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
     Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.3 percent during the nine months through September, while wholesale prices actually fell during the same period.

                                                             Continued on page 2

MARKET OVERVIEW
     The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm. During the nine months through September, long-term Treasury bonds gained
14.71 percent, compared to 7.76 percent for long-term corporate bonds and 0.77 percent for high-yield securities. The varying performance reflects a transition in investor psychology, with sentiment shifting from confidence to extreme risk aversion during the course of just six months.
     The heightened demand for safety drove yield differentials between bonds of different credit quality but similar maturities to levels not seen since the 1990-1991 recession. Credit spreads between 10-year Treasury bonds and high-yield securities, for example, grew to almost 6 percent. While a gradual widening of credit spreads is normal during the later stages of a business cycle, the dramatic nature of the expansion was primarily the result of high demand for Treasury securities by foreign investors seeking shelter from the sharp sell-offs in overseas equity markets.

OUTLOOK
     We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
     The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

                                                            A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Nine-month total return based on NAV(1)...................    8.62%      8.05%       8.07%
Nine-month total return(2)................................    3.48%      4.05%       7.07%
One-year total return(2)..................................    6.65%      7.03%      10.05%
Five-year average annual total return(2)..................    5.16%      5.17%       5.41%
Ten-year average annual total return(2)...................    8.06%        N/A         N/A
Life-of-Fund average annual total return(2)...............    8.37%      6.08%       5.55%
Commencement date.........................................  07/16/84   12/20/91   03/10/93

 DISTRIBUTION RATE AND YIELD

Distribution Rate(3)......................................    5.64%      5.25%      5.26%
SEC Yield(4)..............................................    4.60%      4.07%      3.93%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

    On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the 9-month transition period commencing on January 1, 1998, and ending on September 30, 1998.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Lehman Brothers Mutual Fund Government/ Mortgage Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Government Securities Fund vs. the Lehman Brothers Mutual Fund Government/Mortgage Index (September 30, 1988 through September 30, 1998)
Investment Performance Chart

                                                                     Lehman Brothers Mutual
                                            Van Kampen Government   Fund Government/Mortgage
                                               Securities Fund               Index
9/30/88                                            9522.00                  10000.00
10/31/88                                           9649.00                  10190.00
11/30/88                                           9568.00                  10060.70
12/31/88                                           9602.00                  10068.80
1/31/89                                            9714.00                  10212.00
2/28/89                                            9621.00                  10135.00
3/31/89                                            9685.00                  10181.40
4/30/89                                            9919.00                  10395.20
5/31/89                                           10185.00                  10665.90
6/30/89                                           10555.00                  10991.40
7/31/89                                           10816.00                  11228.50
8/31/89                                           10583.00                  11054.10
9/30/89                                           10630.00                  11111.80
10/31/89                                          10917.00                  11388.20
11/30/89                                          11016.00                  11503.10
12/31/89                                          11033.00                  11538.90
1/31/90                                           10803.00                  11404.00
2/28/90                                           10808.00                  11442.10
3/31/90                                           10781.00                  11450.50
4/30/90                                           10655.00                  11349.00
5/31/90                                           10993.00                  11677.90
6/30/90                                           11165.00                  11862.40
7/31/90                                           11362.00                  12033.20
8/31/90                                           11243.00                  11880.00
9/30/90                                           11340.00                  11988.10
10/31/90                                          11506.00                  12162.50
11/30/90                                          11779.00                  12427.20
12/31/90                                          11994.00                  12625.50
1/31/91                                           12153.00                  12780.40
2/28/91                                           12241.00                  12865.20
3/31/91                                           12307.00                  12938.60
4/30/91                                           12445.00                  13072.60
5/31/91                                           12512.00                  13146.30
6/30/91                                           12506.00                  13138.70
7/31/91                                           12684.00                  13318.40
8/31/91                                           12988.00                  13603.40
9/30/91                                           13243.00                  13877.90
10/31/91                                          13425.00                  14038.80
11/30/91                                          13520.00                  14165.00
12/31/91                                          13947.00                  14577.00
1/31/92                                           13735.00                  14370.60
2/29/92                                           13845.00                  14455.70
3/31/92                                           13761.00                  14368.50
4/30/92                                           13859.00                  14477.20
5/31/92                                           14103.00                  14742.00
6/30/92                                           14243.00                  14939.60
7/31/92                                           14472.00                  15227.70
8/31/92                                           14621.00                  15389.90
9/30/92                                           14772.00                  15572.20
10/31/92                                          14582.00                  15379.40
11/30/92                                          14639.00                  15379.40
12/31/92                                          14862.00                  15616.70
1/31/93                                           15128.00                  15902.70
2/28/93                                           15362.00                  16164.30
3/31/93                                           15387.00                  16234.10
4/30/93                                           15497.00                  16344.20
5/31/93                                           15535.00                  16365.90
6/30/93                                           15761.00                  16643.00
7/31/93                                           15844.00                  16732.20
8/31/93                                           16059.00                  17001.20
9/30/93                                           16081.00                  17048.80
10/31/93                                          16132.00                  17107.80
11/30/93                                          16006.00                  16974.40
12/31/93                                          16073.00                  17065.00
1/31/94                                           16276.00                  17276.30
2/28/94                                           15953.00                  16994.90
3/31/94                                           15508.00                  16591.80
4/30/94                                           15351.00                  16464.20
5/31/94                                           15359.00                  16473.20
6/30/94                                           15306.00                  16436.00
7/31/94                                           15547.00                  16747.50
8/31/94                                           15572.00                  16767.90
9/30/94                                           15330.00                  16531.00
10/31/94                                          15292.00                  16519.70
11/30/94                                          15237.00                  16481.90
12/31/94                                          15389.00                  16593.10
1/31/95                                           15718.00                  16918.00
2/28/95                                           16146.00                  17305.60
3/31/95                                           16171.00                  17404.60
4/30/95                                           16396.00                  17638.90
5/31/95                                           16916.00                  18295.90
6/30/95                                           16978.00                  18423.80
7/31/95                                           16925.00                  18390.10
8/31/95                                           17105.00                  18597.20
9/30/95                                           17236.00                  18770.90
10/31/95                                          17451.00                  19015.60
11/30/95                                          17719.00                  19284.90
12/31/95                                          17971.00                  19547.00
1/31/96                                           18070.00                  19676.60
2/29/96                                           17739.00                  19358.80
3/31/96                                           17562.00                  19229.70
4/30/96                                           17419.00                  19131.60
5/31/96                                           17346.00                  19091.00
6/30/96                                           17554.00                  19343.40
7/31/96                                           17550.00                  19399.50
8/31/96                                           17528.00                  19372.00
9/30/96                                           17811.00                  19694.50
10/31/96                                          18222.00                  20110.70
11/30/96                                          18539.00                  20437.90
12/31/96                                          18311.00                  20266.60
1/31/97                                           18358.00                  20335.70
2/28/97                                           18385.00                  20378.20
3/31/97                                           18172.00                  20171.40
4/30/97                                           18424.00                  20473.50
5/31/97                                           18564.00                  20658.80
6/30/97                                           18799.00                  20893.90
7/31/97                                           19340.00                  21412.90
8/31/97                                           19121.00                  21260.70
9/30/97                                           19399.00                  21561.50
10/31/97                                          19887.00                  21884.50
11/30/97                                          19785.00                  21981.50
12/31/97                                          19989.00                  22200.00
1/31/98                                           20312.00                  22490.80
2/28/98                                           20224.00                  22470.50
3/31/98                                           20254.00                  22546.90
4/30/98                                           20303.00                  22657.40
5/31/98                                           20492.00                  22859.10
6/30/98                                           20642.00                  23060.20
7/31/98                                           20688.00                  23124.80
8/31/98                                           21158.00                  23573.40
9/30/98                                           21712.00                  24070.80

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages). These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

We recently spoke with the management team of the Van Kampen Government Securities Fund about the key events and economic forces that shaped the markets during the fiscal year. The team includes John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
     The Fund's fiscal year end was recently changed from December 31 to September 30. Going forward, your annual reports will be dated September 30, and your semiannual reports will be dated March 31. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from December 31, 1997, to September 30, 1998.

Q    HOW WOULD YOU DESCRIBE THE MARKET IN WHICH THE FUND OPERATED DURING
     THIS PERIOD?

A The defining characteristic of the benchmark 10-year Treasury bond during the first six months of 1998 was its narrow trading range and low volatility. This was caused by the positive combination of reasonable domestic growth rates and low inflation. The turmoil overseas stemming from Asia's currency woes stabilized somewhat in the first quarter of 1998 in the wake of an IMF resuscitation package and a rebound in the emerging markets. While investors attempted to gauge that package's success, they created a lull in the market that was very favorable for U.S. fixed-income investments that maintain incremental yield spreads to Treasuries. In the domestic market, mortgage-backed securities became a better value in the early part of the year following a Treasury rally, as investors became more acutely aware of a potential wave of mortgage refinancing. However, investors who took advantage of cheaper mortgage-backed securities in January were handsomely rewarded for the ensuing six months, as refinancing concerns allayed themselves.
     In the last few months of the reporting period, this lull ended. Starting at the end of July, investors began to recognize that overseas aid packages weren't working, and the Asian contagion again reared its ugly head. This time, currency meltdowns spread to Russia and Latin America, including our neighbor to the south, Mexico. Unfortunately, many investors were holding portfolios of risk-sensitive securities that were very expensive by historical measures. As international concerns grew, investors started to dump these securities in favor of Treasuries. Consequently, the 10-year Treasury dropped approximately 100 basis points in yield in the last two months of the reporting period. Simultaneously, the equity market and risk-sensitive fixed-income securities--which included high yield securities, corporate bonds, and mortgage-backed securities--were rocked by volatility and fluctuating value.

Q THE FUND INVESTS PRIMARILY IN MORTGAGE-BACKED SECURITIES AND TREASURIES. HOW DID THESE SECTORS REACT TO THE VOLATILITY NEAR THE END OF THE PERIOD?

A As the flight to quality ensued, Treasury rates dropped and took mortgage rates with them. As opportunities for mortgage refinancing surfaced, mortgage-backed securities began to lose their luster to investors. By the end of the reporting period, approximately 97 percent of the mortgage-backed market was subject to refinancing potential. As investor skepticism about mortgage-backed securities mounted, however, the spread between Treasury securities and mortgage-backed securities widened dramatically. By many valuation measures, mortgage-backed securities have been at lows not seen since the mid-1980s. Because of this, we believe that investors are now being more than adequately compensated for owning mortgage-backed securities.
     Meanwhile, Treasuries saw some interesting changes along the yield curve during the reporting period. As yields came down, they dropped more on the long end of the curve, with 2-year notes dropping about 17 basis points during the first 6 months, whereas 30-year bonds fell about 30 basis points. Since then, however, the situation has reversed. As the Asian crisis became more negative, it became clear that the Fed's more restrictive monetary policy would have to be amended. As a consequence and because of the flight to quality, investors increased their purchases on the short end of the curve. During the last two months of the reporting period, the yield for 30-year Treasury bonds fell about 50 basis points, whereas the

2-year note fell by 110 basis points. We expect the difference between short- and long-term yields to become more pronounced in light of the recent Fed interest rate cut.

Q    HOW DID YOU MANAGE THE FUND'S PORTFOLIO IN LIGHT OF MARKET CONDITIONS?

A Given the increasingly tight yield spread between mortgage-backed securities and Treasuries, we reduced our mortgage-backed securities exposure to a low of about 42 percent in late July, with a continued bias toward overweighting GNMA bonds and 15-year issues, both of which tend to have decreased prepayment risk. This strategy held up well. Even while spreads were widening, we held the portfolio steady until the last three weeks, when we began adding mortgage-backed securities at what we believed to be extremely attractive prices. From a low of 42 percent, we now have about 62 percent of the portfolio in mortgage-backed securities, which has historically represented a significant position. Of that, our purchases have primarily been 6.5 and 7 percent 30-year issues, mostly GNMAs.
     In terms of Treasuries, we reacted to the changing yield curve by significantly overweighting the portfolio's allocation in 2-year through 5-year Treasuries, and by maintaining a market weighting in the 10-year Treasury. We also slightly extended the portfolio's duration in the second quarter, and have maintained a profile that is slightly longer than the Fund's comparable index. For additional Fund portfolio highlights, please refer to page 8.

Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A For the nine-month period ended September 30, 1998, the Government Securities Fund generated a total return of 8.62 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index posted a total return of 8.44 percent for the same period. This broad-based index attempts to measure the market performance of government securities with maturities between one and 10 years. This unmanaged index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page 3.

Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A At the time of this writing, the Federal Reserve Board has cut its overnight federal funds rate twice, in two 25-basis point increments. This decrease was largely in response to global capital turmoil, the unwinding of some hedge fund trades, and scant evidence that the domestic economy is beginning to slow down. It is our belief that some measure of economic and financial stability will develop in the coming months. This should have the effect of diminishing interest in Treasury issues, which have been viewed as a "safe haven" for investors, in favor of risk-sensitive fixed income products. These products include mortgage-backed securities, which are available at historically attractive prices. During the period ahead, we will increasingly seek opportunities to add value to the portfolio using asset allocation decisions--determining whether to own Treasuries or mortgages--with less emphasis on duration or yield curve strategies.

[SIG.]
John R. Reynoldson

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

COUPON DISTRIBUTION AS OF SEPTEMBER 30, 1998

[GRAPH]

                               PERCENTAGE OF
COUPON RATE                LONG-TERM INVESTMENTS
6-6.9.....................        32.8
7.00- 7.9.................        44.20
8.00- 8.9.................        15.80
9.00- 9.9.................        1.90
10 OR MORE................        5.30

 PORTFOLIO COMPOSITION BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS



AS OF SEPTEMBER 30, 1998                                    AS OF DECEMBER 31, 1997
U.S. TREASURIES...............   38%                        U.S. TREASURIES...............   42%
GNMAs.........................   36%      [PIE CHART]       GNMAs.........................   31%        [PIE CHART]
FNMAs.........................   24%                        FNMAs.........................   22%
FHLMCs........................    2%                        FHLMCs........................    5%


 DURATION

                AS OF SEPTEMBER 30, 1998         AS OF DECEMBER 31, 1997
Duration               4.7 years                        4.9 years

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon          Maturity         Market Value
----------------------------------------------------------------------------------------------------------------------
          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  51.5%
$   -0-   Federal Home Loan Mortgage Corp. Pool.......................  11.000%         02/01/14        $          268
 37,260   Federal Home Loan Mortgage Corp. Gold 30 Year Pools.........   7.000    02/01/23 to 09/01/24      38,248,919
  5,967   Federal Home Loan Mortgage Corp. Gold 30 Year Pools.........   7.500    01/01/22 to 06/01/24       6,155,032
  1,685   Federal Home Loan Mortgage Corp. Gold 30 Year Pools.........   8.000    07/01/24 to 09/01/24       1,751,468
    -0-   Federal National Mortgage Association 7 Year Balloon Pool...   7.000          12/01/99                   298
131,937   Federal National Mortgage Association 15 Year Dwarf Pools...   6.000    01/01/09 to 04/01/13     133,455,875
 47,670   Federal National Mortgage Association 15 Year Dwarf Pools...   6.500    06/01/08 to 06/01/12      48,692,443
 30,202   Federal National Mortgage Association 15 Year Dwarf Pools...   7.500    03/01/02 to 09/01/12      31,114,002
 49,286   Federal National Mortgage Association Pools.................   6.000    03/01/28 to 07/01/28      49,200,813
 84,691   Federal National Mortgage Association Pools.................   6.500    01/01/26 to 04/01/26      86,253,045
 70,978   Federal National Mortgage Association Pools.................   7.000    12/01/24 to 05/01/25      72,861,918
 12,443   Federal National Mortgage Association Pools.................   7.500    03/01/22 to 10/01/24      12,848,752
    243   Federal National Mortgage Association Pools.................   8.000    09/01/24 to 11/01/24         252,460
    188   Federal National Mortgage Association Pools.................  11.500    02/01/13 to 05/01/19         213,911
  3,163   Federal National Mortgage Association Pools.................  12.000    03/01/13 to 01/01/16       3,638,107
138,144   Government National Mortgage Association....................   6.500    06/15/23 to 09/15/28     141,116,096
277,107   Government National Mortgage Association....................   7.000    01/15/23 to 09/15/28     285,458,802
 49,916   Government National Mortgage Association....................   7.500    02/15/07 to 11/15/24      51,719,907
 37,402   Government National Mortgage Association....................   8.000    07/15/07 to 10/15/25      38,984,189
 24,738   Government National Mortgage Association....................   8.500    09/15/04 to 12/15/21      26,270,308
 46,193   Government National Mortgage Association(a).................   9.000    11/15/17 to 12/15/19      49,572,798
    162   Government National Mortgage Association....................  11.000    01/15/10 to 11/15/20         183,511
  4,485   Government National Mortgage Association....................  12.000    06/15/11 to 08/15/15       5,191,552
  1,867   Government National Mortgage Association....................  12.500    05/15/10 to 07/15/18       2,179,648
                                                                                                        --------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...........................................   1,085,364,122
                                                                                                        --------------
          UNITED STATES TREASURY OBLIGATIONS  47.2%
100,000   United States Treasury Bonds(a).............................  11.125          08/15/03           129,048,000
150,000   United States Treasury Notes(a).............................   7.000          07/15/06           174,921,000
310,000   United States Treasury Notes(a).............................   7.500    11/15/01 to 05/15/02     339,664,700
210,000   United States Treasury Notes(a).............................   8.500          11/15/00           227,404,800
 50,000   United States Treasury Notes(a).............................   8.750          08/15/00            53,887,500
 68,000   United States Treasury Notes(a).............................   8.875          11/15/98            68,374,680
                                                                                                        --------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS....................................................     993,300,680
                                                                                                        --------------
          FORWARD PURCHASE COMMITMENTS  26.7%
 50,000   Federal National Mortgage Association 15 Year Dwarf,
          November Forward............................................   6.500            TBA               51,043,250
100,000   Federal National Mortgage Association 30 Year, October
          Forward.....................................................   6.500            TBA              101,703,500
 50,000   Federal National Mortgage Association October Forward.......   7.000            TBA               51,398,500
250,000   Government National Mortgage Association 30 Year, October
          Forward.....................................................   6.500            TBA              255,508,750
100,000   Government National Mortgage Association October Forward....   7.000            TBA              103,172,000
                                                                                                        --------------
          TOTAL FORWARD PURCHASE COMMITMENTS..........................................................     562,826,000
                                                                                                        --------------
TOTAL LONG-TERM INVESTMENTS  125.4%
  (Cost $2,565,340,719)...............................................................................   2,641,490,802
REPURCHASE AGREEMENT 0.1%
Donaldson Lufkin Jenrette ($1,625,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 09/30/98, to be sold on 10/01/98 at $1,625,239)
  (Cost $1,625,000)...................................................................................       1,625,000
                                                                                                        --------------
TOTAL INVESTMENTS  125.5%
  (Cost $2,566,965,719)...............................................................................   2,643,115,802
LIABILITIES IN EXCESS OF OTHER ASSETS  (25.5%)........................................................    (536,812,670)
                                                                                                        --------------
NET ASSETS  100.0%....................................................................................  $2,106,303,132
                                                                                                        ==============

(a) Assets segregated as collateral for open forward and open futures transactions.

TBA -- To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,566,965,719).....................  $2,643,115,802
Receivables:
  Interest..................................................      28,126,969
  Fund Shares Sold..........................................       1,547,913
  Variation Margin on Futures...............................         400,854
Forward Commitments.........................................       9,218,556
Other.......................................................         144,351
                                                              --------------
      Total Assets..........................................   2,682,554,445
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     556,019,532
  Fund Shares Repurchased...................................      11,836,836
  Income Distributions......................................       5,229,214
  Distributor and Affiliates................................       1,110,516
  Investment Advisory Fee...................................         900,478
  Custodian Bank............................................             756
Accrued Expenses............................................         783,891
Trustees' Deferred Compensation and Retirement Plans........         370,090
                                                              --------------
      Total Liabilities.....................................     576,251,313
                                                              --------------
NET ASSETS..................................................  $2,106,303,132
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $2,460,005,144
Net Unrealized Appreciation.................................      84,160,417
Accumulated Undistributed Net Investment Income.............         187,214
Accumulated Net Realized Loss...............................    (438,049,643)
                                                              --------------
NET ASSETS..................................................  $2,106,303,132
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,933,764,828 and 181,795,437 shares of
    beneficial interest issued and outstanding).............  $        10.64
    Maximum sales charge (4.75%* of offering price).........             .53
                                                              --------------
    Maximum offering price to public........................  $        11.17
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $153,201,076 and 14,406,596 shares of
    beneficial interest issued and outstanding).............  $        10.63
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,337,228 and 1,822,648 shares of
    beneficial interest issued and outstanding).............  $        10.61
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                For the Nine Months Ended September 30, 1998 and
                        the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended
                                                             September 30, 1998   December 31, 1997
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................   $  114,404,577      $  171,731,550
                                                               --------------      --------------
EXPENSES:
Investment Advisory Fee.....................................        8,223,335          11,754,020
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,518,358, $1,309,615 and $120,967,
  respectively, for the nine months ended 9/30/98 and
  $5,005,846, $2,148,056 and $183,656, respectively, for the
  year ended 12/31/97)......................................        4,948,940           7,337,558
Shareholder Services........................................        2,675,393           4,355,291
Custody.....................................................          196,231             193,093
Trustees' Fees and Expenses.................................           72,742              56,347
Legal.......................................................           36,772              96,022
Other.......................................................          861,857           1,054,371
                                                               --------------      --------------
    Total Expenses..........................................       17,015,270          24,846,702
                                                               --------------      --------------
NET INVESTMENT INCOME.......................................   $   97,389,307      $  146,884,848
                                                               ==============      ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................   $   33,218,111      $  (30,196,912)
  Futures...................................................       22,056,061           1,117,437
  Forward Commitments.......................................        3,353,345           1,201,445
                                                               --------------      --------------
Net Realized Gain...........................................       58,627,517         (27,878,030)
                                                               --------------      --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       67,300,424          (4,302,014)
                                                               --------------      --------------
  End of the Period:
    Investments.............................................       76,150,083          62,687,002
    Futures.................................................          236,465           5,019,994
    Forward Commitments.....................................        7,773,869            (406,572)
                                                               --------------      --------------
                                                                   84,160,417          67,300,424
                                                               --------------      --------------
Net Unrealized Appreciation During the Period...............       16,859,993          71,602,438
                                                               --------------      --------------
NET REALIZED AND UNREALIZED GAIN............................   $   75,487,510      $   43,724,408
                                                               ==============      ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................   $  172,876,817      $  190,609,256
                                                               ==============      ==============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended September 30, 1998 and
                   the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended          Year Ended
                                                             September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   97,389,307      $  146,884,848      $  176,469,551
Net Realized Gain/Loss......................................       58,627,517         (27,878,030)        (36,087,596)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       16,859,993          71,602,438        (101,139,373)
                                                               --------------      --------------      --------------
Change in Net Assets from Operations........................      172,876,817         190,609,256          39,242,582
                                                               --------------      --------------      --------------
Distributions from Net Investment Income....................      (97,665,107)       (146,949,682)       (176,383,647)
Distributions in Excess of Net Investment Income............         (523,301)                -0-                 -0-
                                                               --------------      --------------      --------------
Distributions from and in Excess of Net Investment
  Income*...................................................      (98,188,408)       (146,949,682)       (176,383,647)
                                                               --------------      --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       74,688,409          43,659,574        (137,141,065)
                                                               --------------      --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      430,405,741         132,259,259         236,824,847
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       55,571,884          82,009,897          97,997,307
Cost of Shares Repurchased..................................     (600,313,098)       (526,704,317)       (639,804,020)
                                                               --------------      --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     (114,335,473)       (312,435,161)       (304,981,866)
                                                               --------------      --------------      --------------
TOTAL DECREASE IN NET ASSETS................................      (39,647,064)       (268,775,587)       (442,122,931)
NET ASSETS:
Beginning of the Period.....................................    2,145,950,196       2,414,725,783       2,856,848,714
                                                               --------------      --------------      --------------
End of the Period (Including accumulated undistributed net
  investment income of $187,214, $275,800 and $1,350,378,
  respectively).............................................   $2,106,303,132      $2,145,950,196      $2,414,725,783
                                                               ==============      ==============      ==============

                                                             Nine Months Ended       Year Ended          Year Ended
*Distribution by Class                                       September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................    $(90,081,411)       $(133,143,951)      $(159,010,911)
  Class B Shares............................................      (7,423,591)         (12,711,171)        (15,893,275)
  Class C Shares............................................        (683,406)          (1,094,560)         (1,479,461)
                                                                ------------        -------------       -------------
                                                                $(98,188,408)       $(146,949,682)      $(176,383,647)
                                                                ============        =============       =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                 Nine Months Ended    ----------------------------------------------------
                 Class A Shares                  September 30, 1998     1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........  $         10.259    $ 10.045   $  10.55   $   9.67   $  10.80   $  10.75
                                                  ----------------    --------   --------   --------   --------   --------
  Net Investment Income.........................              .483        .659       .689        .67        .66     .80375
  Net Realized and Unrealized Gain/Loss.........              .383        .215      (.504)     .8985    (1.1145)       .05
                                                  ----------------    --------   --------   --------   --------   --------
Total from Investment Operations................              .866        .874       .185     1.5685     (.4545)    .85375
Less Distributions from and in Excess of Net
  Investment Income.............................              .488        .660       .690      .6885      .6755     .80375
                                                  ----------------    --------   --------   --------   --------   --------
Net Asset Value, End of the Period..............  $         10.637    $ 10.259   $ 10.045   $  10.55   $   9.67   $  10.80
                                                  ================    ========   ========   ========   ========   ========
Total Return (a)................................             8.62%*      9.16%      1.90%     16.77%     (4.26%)     8.15%
Net Assets at End of the Period (In millions)...  $        1,933.8    $1,930.4   $2,156.4   $2,544.5   $2,578.7   $3,418.8
Ratio of Expenses to Average Net Assets (b).....             1.02%       1.03%      1.06%      1.01%      1.02%       .98%
Ratio of Net Investment Income to Average Net
  Assets (b)....................................             6.30%       6.62%      6.88%      6.62%      6.96%      7.73%
Portfolio Turnover..............................              180%*       114%       271%       231%       306%       239%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                    Nine Months Ended      -----------------------------------------------
                 Class B Shares                   September 30, 1998(a)    1997(a)    1996      1995       1994      1993
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........             $ 10.261     $10.050   $ 10.56   $  9.68   $  10.80   $10.75
                                                              --------     -------   -------   -------   --------   ------
  Net Investment Income..........................                 .427        .588      .635       .60        .60      .74
  Net Realized and Unrealized Gain/Loss..........                 .380        .211     (.527)    .8965    (1.1275)     .03
                                                               -------     -------   -------   -------   --------   ------
Total from Investment Operations.................                 .807        .799      .108    1.4965     (.5275)     .77
Less Distributions from and in Excess of Net
  Investment Income..............................                 .434        .588      .618     .6165      .5925      .72
                                                              --------     -------   -------   -------   --------   ------
Net Asset Value, End of the Period...............             $ 10.634     $10.261   $10.050   $ 10.56   $   9.68   $10.80
                                                              ========     =======   =======   =======   ========   ======
Total Return (b).................................                8.05%*      8.27%     1.17%    15.93%     (4.95%)   7.31%
Net Assets at End of the Period (In millions)....             $  153.2     $ 199.2   $ 236.7   $ 285.5   $  278.7   $368.4
Ratio of Expenses to Average Net Assets (c)......                1.78%       1.78%     1.82%     1.77%      1.78%    1.74%
Ratio of Net Investment Income to Average Net
  Assets (c).....................................                5.55%       5.87%     6.13%     5.86%      6.20%    7.21%
Portfolio Turnover...............................                 180%*       114%      271%      231%       306%     239%

 *  Non-Annualized

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                          March 10, 1998
                                                                                                           (Commencement
                                                                      Year Ended December 31,           of Distribution) to
                                         Nine Months Ended     --------------------------------------      December 31,
           Class C Shares              September 30, 1998(a)   1997(a)    1996      1995       1994           1993(a)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................              $10.239     $10.031   $ 10.54   $  9.66   $  10.79         $ 10.94
                                                   -------     -------   -------   -------   --------         -------
  Net Investment Income..............                 .423        .587      .623       .60        .60             .69
  Net Realized and Unrealized
    Gain/Loss........................                 .381        .209     (.514)    .8965    (1.1375)         (.3055)
                                                   -------     -------   -------   -------   --------         -------
Total from Investment Operations.....                 .804        .796      .109    1.4965     (.5375)          .3845
Less Distributions from and in Excess
  of Net Investment Income...........                 .434        .588      .618     .6165      .5925           .5345
                                                   -------     -------   -------   -------   --------         -------
Net Asset Value, End of the Period...              $10.609     $10.239   $10.031   $ 10.54   $   9.66         $ 10.79
                                                   =======     =======   =======   =======   ========         =======
Total Return (b).....................                8.07%*      8.28%     1.18%    15.96%     (5.05%)          3.58%*
Net Assets at End of the Period (In
  millions)..........................              $  19.3     $  16.4   $  21.6   $  26.8   $   32.0         $  39.0
Ratio of Expenses to Average Net
  Assets (c).........................                1.78%       1.79%     1.82%     1.77%      1.78%           1.72%
Ratio of Net Investment Income to
  Average Net Assets (c).............                5.51%       5.87%     6.12%     5.86%      6.24%           7.54%
Portfolio Turnover...................                 180%*       114%      271%      231%       306%            239%

 *  Non-Annualized

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund"), is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C shares commenced on December 20, 1991 and March 10, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine month period commencing on January 1, 1998, and ending on September 30, 1998.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. The Fund's security valuation methodology was changed in January, 1998 from bid side pricing to the mean of the bid and asked prices. The impact of the change, which was not material, is included as a component of the change in unrealized appreciation/depreciation for the nine months ended September 30, 1998. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

                               September 30, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At September 30, 1998, for federal income tax purposes the cost of long- and short-term investments is $2,569,784,229, the aggregate gross unrealized appreciation is $74,004,684 and the aggregate gross unrealized depreciation is $673,111, resulting in net unrealized appreciation on long- and short-term investments of $73,331,573.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $429,856,841 which will expire between September 30, 2002 and September 30, 2005.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 1998, permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $710,515 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, $152,796,171 of the capital loss carryforward for tax purposes expired during 1998 and was reclassified from accumulated net realized loss to capital. During 1997, permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $1,009,745 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, $34,785,440 of the capital loss carryforward for tax purposes expired during 1997 and was reclassified from accumulated net realized loss to capital.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. In January, 1999 the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

                     AVERAGE NET ASSETS                       % PER ANNUM
-------------------------------------------------------------------------
First $1 billion............................................   .540 of 1%
Next $1 billion.............................................   .515 of 1%
Next $1 billion.............................................   .490 of 1%
Next $1 billion.............................................   .440 of 1%
Next $1 billion.............................................   .390 of 1%
Next $1 billion.............................................   .340 of 1%
Next $1 billion.............................................   .290 of 1%
Over $7 billion.............................................   .240 of 1%

     For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $36,800 and $95,200, respectively, representing legal services provided by

                               September 30, 1998
--------------------------------------------------------------------------------

Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $399,600 and $292,500,respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

     Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $2,053,700 and $3,027,300, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               September 30, 1998
--------------------------------------------------------------------------------

     At September 30, 1998, capital aggregated $2,363,288,331, $83,427,546 and
$13,289,267 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   38,209,773    $ 392,629,272
  Class B...................................................    2,981,950       30,757,165
  Class C...................................................      679,207        7,019,304
                                                              -----------    -------------
Total Sales.................................................   41,870,930    $ 430,405,741
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    4,901,780    $  50,467,666
  Class B...................................................      449,273        4,624,075
  Class C...................................................       46,713          480,143
                                                              -----------    -------------
Total Dividend Reinvestment.................................    5,397,766    $  55,571,884
                                                              ===========    =============
Repurchases:
  Class A...................................................  (49,480,517)   $(508,314,040)
  Class B...................................................   (8,433,459)     (86,819,263)
  Class C...................................................     (502,069)      (5,179,795)
                                                              -----------    -------------
Total Repurchases...........................................  (58,416,045)   $(600,313,098)
                                                              ===========    =============

                               September 30, 1998
--------------------------------------------------------------------------------

     At December 31, 1997, capital aggregated $2,568,785,271, $145,979,134 and
$12,372,383 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   11,053,580    $ 111,167,157
  Class B...................................................    1,797,284       17,946,215
  Class C...................................................      314,437        3,145,887
                                                              -----------    -------------
Total Sales.................................................   13,165,301    $ 132,259,259
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    7,387,982    $  73,655,314
  Class B...................................................      769,452        7,676,933
  Class C...................................................       68,029          677,650
                                                              -----------    -------------
Total Dividend Reinvestment.................................    8,225,463    $  82,009,897
                                                              ===========    =============
Repurchases:
  Class A...................................................  (44,948,129)   $(450,176,664)
  Class B...................................................   (6,711,644)     (67,148,668)
  Class C...................................................     (939,038)      (9,378,985)
                                                              -----------    -------------
Total Repurchases...........................................  (52,598,811)   $(526,704,317)
                                                              ===========    =============

     At December 31, 1996, capital aggregated $2,865,431,316, $190,732,886 and
$18,193,187 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   19,916,758    $ 202,339,730
  Class B...................................................    2,958,853       29,869,622
  Class C...................................................      457,510        4,615,495
                                                              -----------    -------------
Total Sales.................................................   23,333,121    $ 236,824,847
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    8,692,189    $  87,523,376
  Class B...................................................      948,561        9,565,633
  Class C...................................................       90,225          906,298
                                                              -----------    -------------
Total Dividend Reinvestment.................................    9,730,975    $  97,997,307
                                                              ===========    =============
Repurchases:
  Class A...................................................  (55,118,215)   $(556,059,402)
  Class B...................................................   (7,388,783)     (74,318,737)
  Class C...................................................     (939,225)      (9,425,881)
                                                              -----------    -------------
Total Repurchases...........................................  (63,446,223)   $(639,804,020)
                                                              ===========    =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year

                               September 30, 1998
--------------------------------------------------------------------------------

following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                  CONTINGENT DEFERRED
                                                                     SALES CHARGE
YEAR OF REDEMPTION                                              CLASS B         CLASS C
---------------------------------------------------------------------------------------
First.......................................................      4.00%           1.00%
Second......................................................      4.00%            None
Third.......................................................      3.00%            None
Fourth......................................................      2.50%            None
Fifth.......................................................      1.50%            None
Sixth and Thereafter........................................       None            None

     For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $61,700 and $72,800, respectively, and CDSC on redeemed shares of approximately $172,300 and $493,100, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $3,755,924,669 and $3,795,750,432, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $2,552,779,772 and $3,114,172,761, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1998
--------------------------------------------------------------------------------

     Transactions in futures contracts for the year ended December 31, 1997 and nine months ended September 30, 1998, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996............................     4,946
Futures Opened..............................................    51,719
Futures Closed..............................................   (52,665)
                                                               -------
Outstanding at December 31, 1997............................     4,000
Futures Opened..............................................    48,285
Futures Closed..............................................   (51,085)
                                                               -------
Outstanding at September 30, 1998...........................     1,200
                                                               =======

     The futures contracts outstanding as of September 30, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
----------------------------------------------------------------------------------------
Long Contracts:
U.S. Treasury Bond Futures Dec. 1998
  (Current Notional Value of $131,469 per contract).........     900        $1,074,614
Short Contracts:
U.S. Treasury Note 10-Year Futures Dec. 1998
  (Current Notional Value $121,438 per contract)............     300          (838,149)
                                                              ---------    -----------
                                                               1,200        $  236,465
                                                              ---------    -----------

B. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. The Fund's market exposure from these positions is equal to the Current Value noted below.

     The following forward commitments were outstanding as of September 30, 1998:

  PAR
 AMOUNT                                                        CURRENT       UNREALIZED
 (000)                       DESCRIPTION                        VALUE       APPRECIATION
-----------------------------------------------------------------------------------------
Long Contracts
$100,000   U.S. Treasury Note October Forward, 8.00%.......  $137,676,500    $ 3,840,563
 120,000   U.S. Treasury Note November Forward, 8.125%.....   164,895,000      3,933,306
                                                             ------------    -----------
                                                             $302,571,500    $ 7,773,869
                                                             ------------   ------------

                               September 30, 1998
--------------------------------------------------------------------------------

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts.

     The following closed but unsettled forward transactions were outstanding at September 30, 1998:

                                                                           NET RECEIVABLE/
                DESCRIPTION                   RECEIVABLE      PAYABLE          PAYABLE
------------------------------------------------------------------------------------------
U.S. Treasury Note October Forward,
  5.75%....................................  $107,257,813  $(105,765,625)    $1,492,187
GNMA October Forward, 8.00%................    16,615,000    (16,662,500)       (47,500)
                                                                             ----------
                                                                             $1,444,687
                                                                             ==========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $1,164,400 and $1,879,000, respectively.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Government Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Government Securities Fund (the "Fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
November 6, 1998

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.